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Exhibit No. 10(H)

                                 AMENDMENT NO. 1

         WHEREAS, The Progressive Corporation (the "Company") and Alan R. Bauer (the "Executive") have entered into an Employment Agreement dated August 24, 2001 (the "Agreement"); and

         WHEREAS, the Company and the Executive mutually desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Company and the Executive hereby agree as follows:

    1. Section 3(b)(3) of the Agreement is hereby deleted and the following provision is substituted therefor:

                  "(3) COMPANY EQUITY INCENTIVE PLANS. During the Employment Period, the Executive shall be entitled to participate in all restricted stock, stock option and other equity incentive plans, practices, policies and programs ("Equity Incentive Plans") applicable generally to other peer executives of the Company and the affiliated companies, but in no event shall such Equity Incentive Plans provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and the affiliated companies for the Executive under such Equity Incentive Plans as in effect at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and the affiliated companies. The basis for the valuation for such equity incentive awards for Executive shall be the highest applicable percent of salary within the last three fiscal years prior to the Effective Date, based upon Executive's job classification, and a target award value that is equal to or greater than the highest target award value of any of the equity incentive awards granted to the Executive during such 3-year period."

    2. The Agreement, as herein amended, is hereby ratified and affirmed and shall remain in full force and effect in accordance with its terms.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the 13th day of May, 2003.

                                   /s/ Alan R. Bauer
                                   -----------------
                                   Alan R. Bauer

                                   THE PROGRESSIVE CORPORATION

                                   By: /s/ Glenn M. Renwick
                                       --------------------------
                                   Name: Glenn M. Renwick
                                   Title: Chief Executive Officer

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